(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
December 31, 2001


Somerset
Exchange
Fund


www.mlim.ml.com


The investment objective of Somerset Exchange Fund is to generate long-term returns measured on an after-tax basis (i.e., taking into account taxes payable by shareholders on the Fund's investment income and realized gains) from a diversified portfolio of equity securities.

Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its portfolio by investing borrowed money to seek the opportunity for a more broadly invested portfolio and potentially higher investment returns. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Leveraging also exposes Fund shareholders to the risk of potential adverse tax consequences in the event of default or adverse market action. Statements and other information herein are as dated and are subject to change.


Somerset Exchange Fund
800 Scudders Mill Road
Plainsboro, NJ
08536



Printed on post-consumer recycled paper



Somerset Exchange Fund, December 31, 2001


TO OUR SHAREHOLDERS


On December 31, 2001, the Fund's net asset value per share was $788.20, compared to December 31, 2000 when the net asset value per share was $766.77. The Fund's total return for the year ended December 31, 2001 was +2.79%. Since inception (July 11, 1996) to December 31, 2001, the Fund had a cumulative total return of +57.74%. These returns compare favorably to the unmanaged Standard & Poor's 500 (S&P 500) Composite Index for 2001 but continue to lag on the since inception basis. The S&P 500 Index returns during the same two periods were -11.87% and +94.27%, respectively.

In 2001, the market environment again was challenging. After a brief rally in January, the difficult trends of the previous year reasserted themselves, pushing the market lower by more than 12% in the first quarter, led by technology shares, which declined by nearly 30% during the three-month interval. After allowing for some rebound in investor confidence during the second quarter when the market moved about 6.5% higher, the market once again turned down in the third quarter of 2001. The third quarter was one of the most challenging environments the markets faced in many years. Even before the events of September 11, 2001, the market had declined by 11%. The chaotic environment that followed produced a further decline of about the same magnitude before the market regained its footing to finish the quarter down 15.5%. The technology sector once again was the pacesetter, at -34.79% for the three months ended September 30, 2001. At this juncture, the market was down nearly 21% for the year. The fourth quarter then dumbfounded most investors by returning +11%, including an almost 35% gain for technology shares. When all the dust settled, 2001 was one of the most tumultuous years in memory, causing more pain than gain, and setting expectations for 2002 to be a more productive year.

The primary contributors to the Fund's superior relative performance in 2001 included overweighted positions in the consumer discretionary and financials sectors, both of which were superior performing sectors, and underweighted positions in the technology and utilities sectors, both of which were inferior performing sectors. Additionally, the stocks we owned in most sectors outperformed their peers, but that was particularly the case in the consumer discretionary sector. Of the Fund's top five performing stocks, two from the consumer discretionary sector included Office Depot, Inc., +160% and Darden Restaurants, Inc. +60%. Our other top five performers included World Fuel Services Corp., +168%; Forest City Enterprises, Inc., +55%; and UST Inc., +55%. On the other side of the ledger, the continuing bear market in technology stocks helped keep three technology names on the list of worst performing stocks. Solectron Corporation declined 66%, Lucent Technologies Inc. fell 53%, and Compaq Computer Corporation dropped 34%. Rounding out the list of five worst performers were Watson Pharmaceuticals, Inc. at -38% and Safeway Inc. at -33%.


In Conclusion
Somerset Exchange Fund converted to an open-end investment company on November 12, 2001. The conversion allows shareholders to redeem their shares in exchange for portfolio securities, cash or a combination thereof, at the discretion of the Investment Adviser. In anticipation of that event, the Fund made several changes to its portfolio. Preferred securities, as well as a few portfolio securities, were sold. The proceeds from the sale of securities were used to pay off the loan associated with financing the preferred securities. Additionally, all fixed-for-floating rate swap agreements, designed to insulate the Fund from the effects of rising short-term interest rates on its borrowed funds, were terminated.



Somerset Exchange Fund, December 31, 2001


The Fund filed an application with the Securiities and Exchange Commission to deregister under the Investment Company Act on November 13, 2001. The application has been approved and the period for public comments passed without issue. Deregistration became effective on January 23, 2002. Subsequent to the deregistration order, The Fund's Board of Trustees had approved a plan to conduct redemptions on a periodic basis rather than on a daily basis, which could result in significant cost savings for the Fund. We anticipate Board approval at the Board's next meeting in February.

We thank you for your investment in Somerset Exchange Fund.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



February 12, 2002



PROXY RESULTS


During the six-month period ended December 31, 2001, Somerset
Exchange Fund's shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on October 2, 2001. The description of the proposal and number of shares voted are as follows:

                                                        Shares       Shares Voted   Shares Voted
                                                       Voted For       Against        Abstain
1. To consider and act to convert the Fund from a
   closed-end to an open-end investment company.         90,342         2,405            0


Somerset Exchange Fund, December 31, 2001


THE BENEFITS AND RISKS OF LEVERAGING


Somerset Exchange Fund utilizes leverage through borrowings. Investing borrowed money creates an opportunity for the Fund to be more broadly invested and to earn higher investment returns. However, investing borrowed money is a speculative technique that creates risks, including the likelihood of greater net asset value volatility. Interest rate fluctuations could negatively impact the Fund's net asset value. In addition, if the income derived from securities purchased with assets received from the borrowings is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used. As prescribed by the Investment Company Act of 1940, the Fund has specified asset coverages of at least 300% with respect to any borrowing immediately following any such borrowing. Loan agreements may contain other requirements that could limit distributions or require the Fund to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. In the event of a default, the lender could elect to foreclose on any assets pledged as collateral without regard to the tax or other consequences of such action on either any shareholder who contributed a particular security or on shareholders generally.



Somerset Exchange Fund, December 31, 2001


SCHEDULE OF INVESTMENTS

                                                                           Shares                 Percent of
Industries                                   Investments                    Held        Value     Net Assets
Basic Materials
Aluminum                    ++MAXXAM Inc.                                   45,756    $   800,730       1.9%

Chemicals                   E.I. du Pont de Nemours and Company             29,432      1,251,154       2.9

                            Total Basic Materials                                       2,051,884       4.8


Capital Goods
Electrical Equipment        General Electric Company                        28,683      1,149,615       2.7
                            Honeywell International Inc.                     9,569        323,624       0.7
                                                                                      -----------      ----
                                                                                        1,473,239       3.4

Manufacturing               Dover Corporation                               12,324        456,851       1.0
                            Tyco International Ltd.                         20,875      1,229,538       2.9
                                                                                      -----------      ----
                                                                                        1,686,389       3.9

Pollution Control           World Fuel Services Corporation                  3,769         68,973       0.2

                            Total Capital Goods                                         3,228,601       7.5


Consumer Cyclicals
Entertainment               ++Pinnacle Systems, Inc.                       160,047      1,270,773       3.0
                            The Walt Disney Company                         57,728      1,196,124       2.8
                                                                                      -----------      ----
                                                                                        2,466,897       5.8

Hotel/Motel                 ++Harrah's Entertainment, Inc.                  33,401      1,236,171       2.9
                            ++Park Place Entertainment Corporation          54,739        501,957       1.2
                                                                                      -----------      ----
                                                                                        1,738,128       4.1

Household Furniture         Leggett & Platt, Incorporated                   64,258      1,477,934       3.4
& Appliances

Publishing--                Tribune Company                                 25,293        946,717       2.2
Newspaper

Restaurants                 Bob Evans Farms, Inc.                           41,749      1,025,773       2.4
                            Darden Restaurants, Inc.                        16,614        588,136       1.4
                                                                                      -----------      ----
                                                                                        1,613,909       3.8

Retail--Specialty           California First National Bancorp               79,185        871,035       2.0
                            ++Office Depot, Inc.                            64,293      1,191,992       2.8
                                                                                      -----------      ----
                                                                                        2,063,027       4.8

Specialized Services        ++Catalina Marketing Corporation                52,104      1,808,009       4.2
                            The ServiceMaster Company                       73,686      1,016,867       2.4
                                                                                      -----------      ----
                                                                                        2,824,876       6.6

                            Total Consumer Cyclicals                                   13,131,488      30.7


Consumer Staples
Beverages--Soft Drink       The Coca-Cola Company                           12,324        581,077       1.3

Foods                       Archer-Daniels-Midland Company                  12,402        177,969       0.4
                            General Mills, Inc.                              6,282        326,727       0.8
                            H.J. Heinz Company                              14,466        594,842       1.4
                                                                                      -----------      ----
                                                                                        1,099,538       2.6


Somerset Exchange Fund, December 31, 2001


SCHEDULE OF INVESTMENTS (continued)

                                                                           Shares                 Percent of
Industries                                   Investments                    Held        Value     Net Assets
Consumer Staples (concluded)
Retail--Food Chains         ++Safeway Inc.                                  16,997    $   709,625       1.7%
                            ++Smart & Final Inc.                            53,578        559,354       1.3
                                                                                      -----------      ----
                                                                                        1,268,979       3.0

Tobacco                     Philip Morris Companies Inc.                    27,725      1,271,191       3.0
                            UST Inc.                                         8,693        304,255       0.7
                                                                                      -----------      ----
                                                                                        1,575,446       3.7

                            Total Consumer Staples                                      4,525,040      10.6


Health Care
Health Care--               Johnson & Johnson                                6,214        367,247       0.8
Diversified

Health Care--Drugs          ++Watson Pharmaceuticals, Inc.                  37,603      1,180,358       2.7

Health Care--HMOs           ++Caremark Rx, Inc.                             28,788        469,532       1.1

Health Care--               ++Apria Healthcare Group Inc.                   16,671        416,608       1.0
Miscellaneous               ++HEALTHSOUTH Corporation                       83,306      1,234,595       2.9
                                                                                      -----------      ----
                                                                                        1,651,203       3.9

Hospital Management         ++Tenet Healthcare Corporation                  10,744        630,888       1.5

Medical Products            ++St. Jude Medical, Inc.                         4,316        335,137       0.8

                            Total Health Care                                           4,634,365      10.8


Interest Rate Sensitive
Banks--Money Center         J.P. Morgan Chase & Co.                         13,395        486,908       1.1

Banks--Regional             PNC Bank Corp.                                  16,842        946,520       2.2
                            Wachovia Corporation                             7,502        235,263       0.5
                            Wells Fargo Company                             18,753        814,818       1.9
                                                                                      -----------      ----
                                                                                        1,996,601       4.6

Financial--                 Bank One Corporation                            32,107      1,253,778       2.9
Miscellaneous               Forest City Enterprises, Inc. (Class A)         39,411      1,525,206       3.6
                            MFN Financial Corporation (Series A)
                            (Warrants)(a)                                      126              0       0.0
                            MFN Financial Corporation (Series B)
                            (Warrants)(a)                                      126              0       0.0
                            MFN Financial Corporation (Series C)
                            (Warrants)(a)                                      126              0       0.0
                            USA Education Inc.                              12,846      1,079,321       2.5
                                                                                      -----------      ----
                                                                                        3,858,305       9.0

Insurance--Property         The Commerce Group, Inc.                        31,544      1,188,893       2.8

Savings & Loan              National Commerce Financial Corporation         29,067        735,395       1.7
                            Washington Mutual, Inc.                          6,111        199,830       0.5
                                                                                      -----------      ----
                                                                                          935,225       2.2

                            Total Interest Rate Sensitive                               8,465,932      19.7


Somerset Exchange Fund ,December 31, 2001


SCHEDULE OF INVESTMENTS (concluded)

                                                                           Shares                 Percent of
Industries                                   Investments                    Held        Value     Net Assets
Technology
Computer Systems            Compaq Computer Corporation                     28,129    $   274,539       0.7%
                            International Business Machines Corporation     10,743      1,299,473       3.0
                                                                                      -----------      ----
                                                                                        1,574,012       3.7

Electronics--               Intel Corporation                               28,575        898,684       2.1
Semiconductors              Motorola, Inc.                                  68,470      1,028,419       2.4
                            ++Solectron Corporation                         69,651        785,663       1.8
                            ++Teradyne, Inc.                                     1             15       0.0
                                                                                      -----------      ----
                                                                                        2,712,781       6.3

Telecommunications          AT&T Corp.                                      10,985        199,268       0.5
                            Lucent Technologies Inc.                           380          2,390       0.0
                            ++WorldCom, Inc.                                25,810        363,405       0.8
                                                                                      -----------      ----
                                                                                          565,063       1.3

                            Total Technology                                            4,851,856      11.3


Telecommunications
Utilities--                 ++Commonwealth Telephone Enterprises, Inc.
Telecommunications          (Class B)                                       11,938        489,458       1.1
                            Telephone and Data Systems, Inc.                10,092        905,757       2.1

                            Total Telecommunications                                    1,395,215       3.2


Transportation
Truckers                    ++FedEx Corp.                                   12,288        637,501       1.5

                            Total Transportation                                          637,501       1.5


Utilities
Electric Utilities          ++Citizens Communications Company               23,786        253,559       0.6

                            Total Utilities                                               253,559       0.6

                            Total Investments, at Value
                            (Cost--$28,748,564)                                        43,175,441     100.7
                            Liabilities in Excess of Other Assets                       (321,182)      (0.7)
                                                                                      -----------    -------
                            Net Assets                                                $42,854,259     100.0%
                                                                                      ===========    =======


(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
++Non-income producing security.

See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 2001


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of December 31, 2001
Assets:         Investments, at value (cost--$28,748,564)                                       $ 43,175,441
                Dividends receivable                                                                  55,480
                Prepaid expenses and other assets                                                     47,538
                                                                                                ------------
                Total assets                                                                      43,278,459
                                                                                                ------------

Liabilities:    Payables:
                   Custodian bank                                             $    170,271
                   Investment adviser                                              119,273
                   Administrator                                                    39,758
                   Organizational fees                                              22,534           351,836
                                                                              ------------
                Accrued expenses and other liabilities                                                72,364
                                                                                                ------------
                Total liabilities                                                                    424,200
                                                                                                ------------

Net Assets:     Net assets                                                                      $ 42,854,259
                                                                                                ============

Net Assets      Beneficial interest++                                                           $ 28,427,382
Consist of:     Unrealized appreciation on investments--net                                       14,426,877
                                                                                                ------------
                Net assets--Equivalent to $788.20 per share based on
                54,370 shares of beneficial interest outstanding++                              $ 42,854,259
                                                                                                ============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 2001


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                          For the Year Ended
                                                                                           December 31, 2001
Investment      Dividends                                                                       $  2,150,493
Income:         Interest                                                                              39,274
                                                                                                ------------
                Total income                                                                       2,189,767
                                                                                                ------------

Expenses:       Loan interest expense                                         $    798,077
                Investment advisory fees                                           630,519
                Administrative fees                                                210,173
                Interest rate swap expense--net                                    195,989
                Professional fees                                                  167,802
                Reorganization expense                                             113,015
                Trustees' fees and expenses                                         43,849
                Printing and shareholder reports                                    10,663
                Borrowing costs                                                      5,551
                Transfer agent fees                                                    637
                Other                                                                5,170
                                                                              ------------
                Total expenses                                                                     2,181,445
                                                                                                ------------
                Investment income--net                                                                 8,322
                                                                                                ------------

Realized &      Realized gain on investments--net                                                 27,313,716
Unrealized      Change in unrealized appreciation on investments and
Gain (Loss)        interest rate swaps--net                                                     (27,468,320)
on                                                                                              ------------
Investments--   Net Decrease in Net Assets Resulting from Operations                            $  (146,282)
Net:                                                                                            ============

See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 2001


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets

                                                                                   For the Year Ended
                                                                                       December 31,
Increase (Decrease) in Net Assets:                                                2001               2000
Operations:     Investment income--net                                      $        8,322    $      711,885
                Realized gain (loss) on investments--net                        27,313,716         (316,803)
                Change in unrealized appreciation on
                investments and interest rate swaps--net                      (27,468,320)           584,220
                                                                            --------------    --------------
                Net increase (decrease) in net assets resulting
                from operations                                                  (146,282)           979,302
                                                                            --------------    --------------

Distributions   Investment income--net                                           (326,764)         (242,018)
to                                                                          --------------    --------------
Shareholders:   Net decrease in net assets resulting from
                distributions to shareholders                                    (326,764)         (242,018)
                                                                            --------------    --------------

Beneficial      In-kind redemption of beneficial interest                     (71,060,907)          (78,750)
Interest                                                                    --------------    --------------
Transactions:   Net decrease in net assets derived from beneficial
                interest transactions                                         (71,060,907)          (78,750)
                                                                            --------------    --------------

Net Assets:     Total increase (decrease) in net assets                       (71,533,953)           658,534
                Beginning of year                                              114,388,212       113,729,678
                                                                            --------------    --------------
                End of year                                                 $   42,854,259    $  114,388,212
                                                                            ==============    ==============

See Notes to Financial Statements


Somerset Exchange Fund, December 31, 2001


FINANCIAL INFORMATION (continued)


Statement of Cash Flows
                                                                                          For the Year Ended
                                                                                           December 31, 2001
Cash Provided   Net decrease in net assets resulting from operations                           $   (146,282)
by Operating    Adjustments to reconcile net decrease in net assets resulting from
Activities:     operations to net cash provided by operating activities:
                   Decrease in receivables                                                           607,830
                   Decrease in other assets                                                            6,585
                   Decrease in payables                                                            (198,946)
                   Realized and unrealized loss on investments--net                                  154,604
                   Amortization of discount                                                         (39,274)
                                                                                               -------------
                Net cash provided by operating activities                                            384,517
                                                                                               -------------

Cash Provided   Proceeds from sales of long-term securities                                       24,524,183
by Investing    Proceeds from sales and maturities of short-term investments                     145,593,844
Activities:     Purchases of short-term investments                                            (145,140,795)
                                                                                               -------------
                Net cash provided by investing activities                                         24,977,232
                                                                                               -------------

Cash Used for   Repayments of borrowings                                                        (25,000,000)
Financing       Distributions paid to shareholders                                                 (326,764)
Activities:     Cash payments on beneficial interest redeemed                                       (34,985)
                                                                                               -------------
                Net cash used for financing activities                                          (25,361,749)
                                                                                               -------------

Cash:           Net increase in cash                                                                      --
                Cash at beginning of year                                                                 --
                                                                                               -------------
                Cash at end of year                                                            $          --
                                                                                               =============

Cash Flow       Cash paid for interest                                                         $   1,182,518
Information:                                                                                   =============

Non-Cash        In-kind redemption of beneficial interest                                      $(71,025,922)
Financing                                                                                      =============
Activities:

See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 2001


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2001       2000        1999     1998         1997
Per Share       Net asset value, beginning of year            $  766.77  $  761.82  $  760.86   $  692.47  $  516.04
Operating                                                     ---------  ---------  ---------   ---------  ---------
Performance:    Investment income--net                            .06++       4.77       2.78        3.29       3.18
                Realized and unrealized gain
                (loss) on investments and interest
                rate swaps--net (including discount
                for restricted securities)                        23.56       1.80      (.14)       66.62     173.25
                                                              ---------  ---------  ---------   ---------  ---------
                Total from investment operations                  23.62       6.57       2.64       69.91     176.43
                                                              ---------  ---------  ---------   ---------  ---------
                Less distributions:
                   Investment income--net                        (2.19)     (1.62)     (1.63)      (1.52)         --
                   In excess of realized gain on
                   investments--net                                  --         --      (.05)          --         --
                                                              ---------  ---------  ---------   ---------  ---------
                Total distributions                              (2.19)     (1.62)     (1.68)      (1.52)         --
                                                              ---------  ---------  ---------   ---------  ---------
                Net asset value, end of year                  $  788.20  $  766.77  $  761.82   $  760.86  $  692.47
                                                              =========  =========  =========   =========  =========

Total           Based on net asset value per share                2.79%       .88%       .36%      10.10%     34.19%
Investment                                                    =========  =========  =========   =========  =========
Return:

Ratios to       Expenses, excluding interest expense
Average         and reorganization expenses                       1.02%       .91%      1.09%        .94%       .94%
Net Assets:                                                   =========  =========  =========   =========  =========
                Expenses, excluding interest expense              1.13%       .91%      1.09%        .94%       .94%
                                                              =========  =========  =========   =========  =========
                Expenses                                          2.08%      2.60%      2.78%       2.71%      3.13%
                                                              =========  =========  =========   =========  =========
                Investment income--net                             .01%       .64%       .35%        .46%       .53%
                                                              =========  =========  =========   =========  =========

Supplemental    Net assets, end of year (in thousands)        $  42,854  $ 114,388  $ 113,730   $ 116,096  $ 106,296
Data:                                                         =========  =========  =========   =========  =========
                Portfolio turnover                                 .00%       .00%       .00%        .00%       .00%
                                                              =========  =========  =========   =========  =========

Leverage:       Amount of borrowings outstanding,
                end of year (in thousands)                           --  $  25,000  $  25,500   $  26,000  $  26,000
                                                              =========  =========  =========   =========  =========
                Average amount of borrowings outstanding
                during the year (in thousands)                $  13,215  $  25,306  $  25,766   $  26,000  $  27,047
                                                              =========  =========  =========   =========  =========
                Average amount of borrowings per
                share during the year                         $   97.75  $  169.60  $  170.67   $  169.72  $  175.89
                                                              =========  =========  =========   =========  =========

++Based on average shares outstanding.

See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Somerset Exchange Fund (the "Fund") is a Delaware business trust and diversified, pooled investment vehicle, under the Investment Company Act of 1940. The Trust deregistered as of January 23, 2002. Prior to that, on October 2, 2001, shareholders of the Fund approved a proposal to convert the Fund to an open-end investment company from a closed-end management investment company, which will permit shareholders to redeem their shares for an in-kind distribution of portfolio securities or cash or a combination thereof, at the option of the Fund, at any time at the net asset value of such shares next determined after the initial receipt of proper notice of redemption. The conversion of the Fund to an open-end investment company was effective on November 12, 2001. The Fund does not intend to offer any additional shares to the public. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Investments in the Fund were made by investors contributing publicly traded equity securities in exchange for shares of beneficial interest in the Fund. No present market exists for the shares of beneficial interest and none is expected to develop. The Fund is not listed on an exchange or otherwise regularly traded. No provision was made initially for the Fund to provide liquidity through cash tender offers or other means that may be available to closed-end investment companies. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities for which market quotations are readily available, including listed options and futures contracts, are valued at their current market values in the principal market on which such securities are normally traded. The value of equity securities that are listed on the New York or American Stock Exchanges or listed on the NASDAQ National Market System are at the closing sale prices or, lacking any closing price, the closing bid price. Equity securities that are not listed on the New York or American Stock Exchanges, but that are listed on any other securities exchange are valued as if listed on the New York Stock Exchange, providing the close of trading coincides. If the close of trading on such securities exchange does not coincide with the close of trading on the New York Stock Exchange, the value is based on the latest available price data at the time of determination of net asset value. Unlisted readily marketable equity securities are valued at the bid price in the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Pursuant to procedures authorized by the Trustees of the Fund, the preferred stock holdings were valued at fair value as determined by Merrill Lynch Investment Managers, L.P. ("MLIM") or its designee, after consideration of all relevant factors, data and information, which include information from various firms with knowledge of such issues, and the prices of comparable preferred stock issues. Unlisted options and interest rate and equity swaps are valued at their fair values determined in good faith by or on behalf of the Trustees of the Fund.

(b) Derivative financial instruments--The Fund engages in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund does not generally expect to sell securities contributed by shareholders upon exercise of written call options and purchased put options.



Somerset Exchange Fund, December 31, 2001


Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts as a hedge against adverse changes in interest rates and the stock market. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate swaps--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--The Fund is treated as a partnership for federal income tax purposes. As a partnership for federal income tax purposes, the Fund does not incur federal income tax liability. Items of partnership income, gain, loss and deduction pass through to the shareholders as partners in the Fund.

(d) Security transactions and investment income--Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-date. Interest income is recognized on the accrual basis.

(e) Distributions--Distributions of cash from investment income are made at least annually in such amounts as the Trustees of the Fund determine. Distributions of cash from realized capital gains are made at least annually in years in which such gains are realized in such amounts as the Trustees of the Fund determine. The Fund may retain such investment income and realized capital gains in the early years. The Fund does not offer a dividend reinvestment plan.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a quarterly fee of .60%, on an annual basis, of the Fund's average weekly net assets. For this purpose, "average weekly net assets" means the average weekly value of the total assets of the Fund minus total liabilities.

The Fund has also entered into an Administration Agreement with MLIM whereby MLIM provides or arranges for the provision of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Such services include maintaining books and records and providing or arranging for the provision on custody and transfer agency services. For such services, the Fund pays a quarterly fee of .20%, on an annual basis, of the Fund's average weekly net assets as defined above.



Somerset Exchange Fund, December 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


MLIM has entered into a Sub-Administration Agreement with United States Trust Company of New York ("US Trust") whereby US Trust agrees to provide information and advice relating to securities valuation and portfolio activities. For such services, MLIM pays US Trust a quarterly fee of .05%, on an annual basis, of the Fund's average weekly net assets as defined above. US Trust is compensated directly by MLIM out of the administration fee at no additional cost to the Fund.

MLIM has entered into a Shareholder Servicing Agreement with US Trust whereby US Trust will provide or arrange for the provision of shareholder reporting services. For such services, MLIM pays to US Trust a quarterly fee of .15%, on an annual basis, of the Fund's average weekly net assets, as defined above, multiplied by the percentage of such assets (excluding any assets attributable to borrowings by the Fund) attributable to shareholders of the Fund who purchased their shares through a US Trust affiliate. US Trust is compensated directly by MLIM at no additional cost to the Fund.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML &Co., received $2,500 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2001.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM or PSI.


3. Investments:
Sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $95,550,105.

Net realized gains for the year ended December 31, 2001, which included net realized capital gains of $30,521,000 from redemptions in-kind, and net unrealized gains as of December 31, 2001 were as follows:

                                     Realized      Unrealized
                                      Gains           Gains

Long-term investments            $ 27,313,631      $ 14,426,877
Short-term investments                     85                --
                                 ------------      ------------
Total                            $ 27,313,716      $ 14,426,877
                                 ============      ============


As of December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $41,262,402, all of which related to appreciated securities. The aggregate cost of investments at December 31, 2001 for Federal income tax purposes was $1,913,039.


4. Beneficial Interest Transactions:
Shares issued and outstanding decreased by approximately 94,812 and 105 for the years ended December 31, 2001 and December 31, 2000, respectively, as a result of in-kind redemptions.


5. Loans:
On July 11, 1996, the Fund entered into a loan commitment in the amount of $35,000,000 with Merrill Lynch International Bank Limited, an indirect wholly-owned subsidiary of ML & Co. For this commitment, the Fund pays .10% on any unused balance. On July 11, 2001, the loan commitment was terminated. For the year ended December 31, 2001, the average amount borrowed was approximately $13,215,000 and the daily weighted average interest rate was 6.01%. For the year ended December 31, 2001, facility and commitment fees aggregated approximately $5,600.


6. Deregistration of the Fund:
On November 7, 2001, the Fund's Board of Trustees approved a plan to deregister the Fund under the Investment Company Act of 1940. The effective date of the deregistration was January 23, 2002.



Somerset Exchange Fund, December 31, 2001


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Somerset Exchange Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Somerset Exchange Fund as of December 31, 2001, the related statements of operations and cash flows for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Somerset Exchange Fund as of December 31, 2001, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
February 19, 2002



Somerset Exchange Fund, December 31, 2001


OFFICERS AND TRUSTEES

                                                                                            Number of
                                                                                            Portfolios     Other
                                                                                             in Fund     Director-
                     Position(s)    Length                                                   Complex       ships
                         Held      of Time                                                 Overseen by    Held by
Name, Address & Age   with Fund     Served    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Interested Trustee
Terry K. Glenn*         President   1999      Chairman, Americas Region since 2001, and          196      None
800 Scudders Mill Road  and         to        Executive Vice President since 1983 of Fund
Plainsboro, NJ 08536    Trustee     present   Asset Management ("FAM") and Merrill Lynch
Age: 61                                       Investment Managers L.P. ("MLIM"); President
                                              of Merrill Lynch Mutual Funds since 1999;
                                              President of FAM Distributors, Inc. ("FAMD")
                                              since 1986 and Director thereof since 1991;
                                              Executive Vice President and Director of
                                              Princeton Services, Inc. ("Princeton Services")
                                              since 1993; President of Princeton Administrator,
                                              L.P. since 1988; Director of Financial Data
                                              Services, Inc., since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited.




                                                                                            Number of
                                                                                            Portfolios     Other
                                                                                             in Fund     Director-
                     Position(s)    Length                                                   Complex       ships
                         Held      of Time                                                 Overseen by    Held by
Name, Address & Age   with Fund    Served*    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Independent Trustees

M. Colyer Crum          Trustee     1978 to   James R. Williston, Professor of Investment        51       Cambridge
104 Westcliff Road                  present   Management Emeritus, Harvard Business                       Bancorp
Weston, MA 02493                              School since 1996.
Age: 69


Laurie Simon Hodrick    Trustee     1999 to   Professor of Finance and Economics, Graduate       51       Junior
809 Uris Hall                       present   School of Business, Columbia University                     League
3022 Broadway                                 since 1998; Associate Professor of Finance                  of
New York, NY 10027                            and Economics, Graduate School of Business,                 Central
Age: 39                                       Columbia University from 1996 to 1998.                      Westchester


Stephen B. Swensrud     Trustee     1983 to   Chairman, Fernwood Advisors since 1996.            90       Dana
88 Broad Street                     present                                                               Farber
2nd Floor                                                                                                 Cancer
Boston, MA 02110                                                                                          Institute;
Age: 68                                                                                                   Federation
                                                                                                          For
                                                                                                          American
                                                                                                          Immigration
                                                                                                          Reform


J. Thomas Touchton      Trustee     1977 to   Managing Partner of the Witt Touchton              51       Tampa Bay
Suite 3405                          present   Company since 1972.                                         History
One Tampa City Center                                                                                     Center
201 North Franklin Street
Tampa, FL 33062
Age: 63


Somerset Exchange Fund, December 31, 2001


OFFICERS AND TRUSTEES (continued)

                                                                                            Number of
                                                                                            Portfolios     Other
                                                                                             in Fund     Director-
                     Position(s)    Length                                                   Complex       ships
                         Held      of Time                                                 Overseen by    Held by
Name, Address & Age   with Fund    Served*    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Independent Trustees (concluded)

Fred G. Weiss           Trustee     1999 to   Managing Director of FGW Associates since          51       Watson
16450 Maddalena Place               present   1997; Vice President, Planning Investment                   Pharma-
Delray Beach, FL 33446                        and Development of Warner Lambert Co.                       ceuticals,
Age: 60                                       from 1979 to 1997.                                          Inc.; BTG
                                                                                                          Interna-
                                                                                                          tional PLC;
                                                                                                          Michael J.
                                                                                                          Fox
                                                                                                          Foundaton
                                                                                                          for
                                                                                                          Parkinson's
                                                                                                          Research

*The Trustee's term is unlimited.



                        Position(s)   Length
                            Held     of Time
Name, Address & Age      with Fund    Served      Principal Occupation(s) During Past 5 Years
Fund Officers
Donald C. Burke            Vice        Vice       First Vice President of FAM and MLIM since 1997 and the Treasurer
P.O. Box 9011              President   President  thereof since 1999; Senior Vice President and Treasurer of Princeton
Princeton, NJ 08543-9011   and         since      Services since 1999; Vice President of FAMD since 1999; Vice
Age: 41                    Treasurer   1996       President of FAM and MLIM from 1990 to 1997; Director of Taxation of
                                       and        MLIM since 1990.
                                       Treasurer
                                       since
                                       1999


Robert C. Doll, Jr.        Senior      2000       President of the Investment Adviser and FAM; Co-Head (Americas
P.O. Box 9011              Vice        to         Region) thereof from 2000 to 2001 and Senior Vice President
Princeton, NJ 08543-9011   President   present    thereof from 1999 to 2001; Director of Princeton Services;
Age: 47                                           Chief Investment Officer of Oppenheimer Funds, Inc. in 1999
                                                  and Executive Vice President thereof from 1991 to 1999.


Philip J. Green            Senior      2001       Senior Vice President of the Investment Adviser and certain
P.O. Box 9011              Vice        to         of its affiliates since 1999; Managing Director and Portfolio
Princeton, NJ 08543-9011   President   present    Manager, Global Institutional Services at Bankers Trust from
Age: 37                    and                    1997 to 1999; Vice President, Quantitative Equities at Bankers
                           Portfolio              Trust in 1996; Vice President, Asset Allocations Strategies at
                           Manager                Bankers Trust from 1994 to 1996; Vice President, Foreign Exchange and Currency Overlay Strategies at Bankers Trust from 1988 to 1999;
                                                  Assistant Treasurer of Asset Management Group at Bankers Trust from
                                                  1985 to 1988.



*As of January 23, 2002, the Secretary of the Fund had not been elected.


Somerset Exchange Fund, December 31, 2001


OFFICERS AND TRUSTEES (concluded)


Investment Adviser, Adviser
Trustee and Administrator
Merrill Lynch Investment
Managers, L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536
(609) 282-2800


Sub-Administrator
United States Trust Company
of New York
114 West 47th Street
New York, NY 10036


Custodian
J.P. Morgan Chase Bank
4 Chase MetroTech Center,
18th Floor
Brooklyn, NY 11245


Transfer Agent
J.P. Morgan Chase Bank
4 Chase MetroTech Center,
18th Floor
Brooklyn, NY 11245


Placement Agent
Merrill Lynch & Co.


Selected Dealer
UST Financial Services Corp.


Legal Counsel
Brown & Wood Sidley, Austin llp


Independent Auditors
Deloitte & Touche llp



Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.